SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 23, 1997

                                (Date of Report)



                            SILVERADO GOLD MINES LTD.
                            -------------------------
             (Exact Name of Registrant as specified in its charter)


                            British Columbia, Canada
                            ------------------------
                 (State or other jurisdiction of incorporation)


         0-12132                                               98-0045034
------------------------                              --------------------------
(Commission File Number)                              (IRS Employer I.D. Number)


                       Suite 505, 1111 West Georgia Street
                   Vancouver, British Columbia, Canada V6E 4M3
                   -------------------------------------------
           (Address of principal executive offices including zip code)


                                 (604) 689-1535
                                 --------------
               (Registrant's telephone number including area code)



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Item 5    Other Events

Information concerning approval of resolutions approved by the shareholders at the Annual General Meeting of Shareholders is incorporated by reference from the Press Release dated May 21, 1997 which is filed as Exhibit 99 to this Report.



Item 7    Financial Statements and Exhibits

(c)  Exhibits

     99   Press Release dated May 21, 1997

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 23 day of May, 1997 .


SILVERADO GOLD MINES LTD.


By:  /s/ G. L. Anselmo
    ------------------
    G. L. ANSELMO
    President, Chief Executive Officer